Exhibit 10.9

               SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE

      This SECOND AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE (this "Amendment") is made and entered into as of December ____, 2005 by and between AGU ENTERTAINMENT CORP., a Delaware corporation ("Seller"), and TARRAGON SOUTH DEVELOPMENT CORP., a Nevada corporation ("Buyer").

                                   BACKGROUND

      Seller and Buyer entered into that certain Agreement for Purchase and Sale, dated as of August 29, 2005 (the "Initial Agreement"), as amended by First Amendment to Agreement for Purchase and Sale, dated as of November 1, 2005, by and between Seller and Buyer (the "First Amendment"). The Initial Agreement, as amended by the First Amendment, is referred to herein as the "Original Agreement". Seller and Buyer have agreed to further amend the terms and provisions of the Original Agreement as more particularly set forth herein. Any capitalized term set forth herein and not defined herein shall have the meaning ascribed to such term in the Initial Agreement.

                                    AGREEMENT

      In consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, Seller and Buyer agree as follows:

      1. Background. The provisions contained in the "Background" section of this Amendment are true and correct and are incorporated herein by reference.

      2. Extension of Closing Date. Seller and Buyer have agreed to extend the Closing Date of the transaction contemplated by the Original Agreement in consideration of the payment to Seller of monies constituting additional good faith deposit under the Original Agreement. Accordingly, Section 6(a) of the Initial Agreement is amended by adding the following at the end of Section 2(b) of the Initial Agreement:

      "Buyer shall have the right to exercise an option to extend the Closing Date under the Agreement to December 31, 2005 (the "Extension") by forwarding to Seller on or before December 2, 2005 an amount equal to $1,000,000.00 (the "Extension Additional Deposit"). The term Closing Date shall mean, if so exercised by Buyer, the Extension. If applicable, the Extension Additional Deposit shall be credited to Buyer's obligation to pay the Purchase Price at the Closing and shall be fully non-refundable to Buyer except in the event of Seller's default hereunder or any permitted right of termination hereunder in favor of Buyer."

      3. Additional Credits to Buyer. In connection with the Extension, Buyer has agreed to provide Seller with a credit at the Closing to cover Seller's expenses for the Property during such period. Accordingly, Section 6(c) of the Initial Agreement is amended by added the following language at the end thereof:

      "In addition to the foregoing, as additional consideration for Seller granting to Buyer the Extension, Buyer shall pay to Seller at the Closing, in addition to the Purchase Price, an amount equal to (x) $3,500.00 multiplied by (y) the number of days from December 16, 2005 through the day of the Closing of the transaction contemplated hereby."

      4. Agreement to Demolish Building. Buyer agrees following the Closing hereunder by a date no later than February 15, 2005 to comply with the obligations of Buyer as set forth in Section 3 of the Tri-Party Developer's Agreement, dated as of November 4, 2005, by and among City of Lauderdale Lakes, a Florida municipal corporation, Seller and Buyer.

      5. Facsimile Execution. Seller and Buyer agree that a facsimile copy of this Amendment and any signatures thereon shall be considered for all purposes as originals.


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      6. Counterparts. Seller and Buyer agree that this Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same Amendment.

      7. Amendment Controls; No Other Amendments. In the event of any conflict between the terms of the Original Agreement and the terms of this Amendment, the terms of this Amendment shall control. Except as amended herein, the remaining terms and provisions of the Original Agreement shall remain in full force and effect as originally set forth therein.

      IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

SELLER:                                          BUYER:

AGU ENTERTAINMENT CORP,                          TARRAGON SOUTH DEVELOPMENT
A Delaware Corporation                           CORP, a Nevada Corporation


By: /s/ David Levy                               By: /s/ Danny Blevins
    --------------                                   -----------------
    Name: David Levy                                 Name: Danny Blevins
    Title: President                                 Title: President